UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 2, 2017

HIGHPOWER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34098	20-4062622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, China

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(86) 755-89686238

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our Annual Meeting of stockholders held on December 2, 2017 (see Item 5.07 below), our stockholders approved the adoption of the Highpower International, Inc. 2017 Omnibus Incentive Plan (the "2017 Plan"), which had previously been approved by our board of directors. A copy of the 2017 Plan is attached to this filing as Exhibit 10.1. The 2017 Plan authorizes the grant of awards covering up to 2,250,000 shares of our common stock. No further grants will be made under the Highpower International, Inc. 2008 Omnibus Incentive Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Presented below are the voting results for the proposals (described in detail in our Definitive Proxy Statement filed with the Securities and Exchange Commission on October 20, 2017, the relevant portions of which are incorporated herein by reference) submitted to our stockholders at our Annual Meeting of Stockholders held on December 2, 2017 ("Annual Meeting").

At the Annual Meeting, stockholders representing 11,601,290 shares or 75.0% of the 15,476,000 shares of common stock outstanding on the record date of October 4, 2017, were present in person or by proxy, constituting a quorum for the purposes of the Annual Meeting.

Proposal 1	The following nominees were elected by a plurality of the shares present in person or represented by proxy at the Annual Meeting to serve until our 2018 annual meeting of stockholders with the following vote:

Nominee	For	Withheld	Broker Non-votes

Dan Yu (George) Pan	5,716,274	1,196,215	4,688,801
Wen Liang Li	5,686,274	1,226,215	4,688,801
Ping (David) Li	5,715,974	1,196,515	4,688,801
T. Joseph Fisher III	5,716,974	1,195,515	4,688,801
Jie Wang	6,573,264	339,225	4,688,801

Proposal 2	The Highpower International, Inc. 2017 Omnibus Incentive Plan was approved by at least a majority of the votes cast with the following vote:

For	Against	Abstain	Broker Non-votes

5,666,683	1,225,711	20,095	4,688,801

Proposal 3	The appointment of Marcum Bernstein & Pinchuk LLP as the Company's independent registered public accounting firm for fiscal year ending December 31, 2017, was ratified by at least the affirmative vote of the votes cast with the following vote:

For	Against	Abstain	Broker Non-votes

11,180,897	383,997	36,396	-

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	2017 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2017	Highpower International, Inc.

/s/ Shengbin (Sunny) Pan
By: Shengbin (Sunny) Pan
Its: Chief Financial Officer